UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2023

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	SPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On December 5, 2023, Suburban Propane Partners, L.P. (the “Partnership”) announced that Steven C. Boyd, its Chief Operating Officer, has declared his intention to retire effective January 1, 2025. Mr. Boyd has served in various leadership roles within the Partnership since 1997 and became its Senior Vice President – Operations in September 2015 and then its Chief Operating Officer in October 2017. Mr. Boyd has served the Partnership and all of its key stakeholders with an unwavering commitment to safety, employee development, operational excellence and growth.

(c) Simultaneously, the Partnership announced that Alejandro Centeno will serve as the successor to Mr. Boyd effective January 1, 2025. Mr. Centeno, 51, is currently Vice President of Operations and has held various leadership roles since joining the Partnership in July 2007.

Over the next twelve months, Messrs. Boyd and Centeno intend to work closely together to ensure a smooth transition of the operational leadership of the Partnership.

Mr. Centeno’s biographical information is set forth in the Partnership’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the Securities and Exchange Commission on November 22, 2023. There are no transactions, since the beginning of the Partnership's last fiscal year (September 24, 2022), or any currently proposed transaction, in which the Partnership was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Centeno, or any immediate family member of Mr. Centeno, had or will have a direct or indirect material interest. Mr. Centeno has no family relationships with any supervisor, executive officer, or person nominated or chosen by the Partnership to become a supervisor or executive officer of the Partnership. There are no adjustments to Mr. Centeno’s compensation at this time.

A copy of the Partnership’s Press Release, dated December 5, 2023, announcing the transition of the Partnership’s operations leadership, has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated December 5, 2023, announcing the Retirement of Steven C. Boyd Effective January 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 5, 2023	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ BRYON L. KOEPKE
	Name:	Bryon L. Koepke
	Title:	Vice President, General Counsel & Secretary